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                                   Exhibit 1
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              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated February 13, 1998 in Post-Effective Amendment Number 23 to the Registration Statement (Form N-1A No. 2-94479) of Chubb America Fund, Inc.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
April 17, 1998